UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2001


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                                 1-13589              36-4173047
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
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      (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

     On September 26, 2001, Prime Group Realty Trust (the "Company") and its operating partnership, Prime Group Realty, L.P. (the "Operating Partnership"), entered into that certain letter agreement (the "Letter Agreement") dated September 25, 2001 with Security Capital Preferred Growth Incorporated ("Investor"), in connection with the Company's Series A Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share (the "Series A Preferred Shares"). All of the Series A Preferred Shares are currently held by Investor.

     The Letter Agreement modifies certain provisions of the First Amendment to Series A Preferred Securities Purchase Agreement dated as of April 13, 1999 among the Investor, the Operating Partnership and the Company (the "First Amendment"). The First Amendment amended the Series A Preferred Securities Purchase Agreement dated as of November 11, 1997 among the Investor, the Operating Partnership and the Company (the "Purchase Agreement).

     Under the terms of the First Amendment, the Investor has the right to require the Company to redeem any or all of the Investor's Series A Preferred Shares (the "Redemption Right") at any time after January 15, 2002 and prior to January 15, 2004, provided that the Investor provides written notice to the Company and Operating Partnership exercising the Redemption Right at least 120 days and no more than 150 days prior to the specified date of redemption (the "Redemption Date").

     The Letter Agreement modifies the minimum advance notice required for Investor to exercise the Redemption Right from 120 days to 30 days, but does not allow the Investor to specify a Redemption Date prior to January 15, 2002. The Letter Agreement was entered into by the parties to give them additional time to discuss the possibility of further amending the Amendment and Purchase Agreement.

     A copy of the Letter Agreement is attached to this Form 8-K as Exhibit No. 99.1.

(b)   Exhibits:

      Exhibit No.     Description
      -----------     -----------

        99.1 Letter Agreement dated September 25, 2001 from Security Capital Preferred Growth Incorporated and accepted on September 26, 2001 by Prime Group Realty Trust and Prime Group Realty, L.P.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 2001              PRIME GROUP REALTY TRUST

                                    By:/s/ Louis G. Conforti
                                    ------------------------
                                    Name: Louis G. Conforti
                                          Co-President and
                                          Chief Financial Officer


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